UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2026

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor

Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2026, Enterprise Products Partners L.P. (the “Partnership”) issued a press release announcing that A. James “Jim” Teague, Co-Chief Executive Officer of the Partnership’s general partner (the “General Partner”) has indicated his intent to retire effective as of January 4, 2027. The board of directors (the “Board”) of the General Partner has elected W. Randall “Randy” Fowler (who currently serves as Co-Chief Executive Officer of the General Partner) to serve as Chief Executive Officer upon Mr. Teague’s retirement.

Mr. Fowler (age 69) was elected as a director of the General Partner in September 2011 and has served as one of its two Co-Chief Executive Officers (together with Mr. Teague) since January 2020, having previously served as President from January 2016 to January 2020 and as Chief Administrative Officer from April 2015 to January 2016. Mr. Fowler served as Chief Financial Officer of the General Partner from August 2018 through February 2024, having previously served as Executive Vice President and Chief Financial Officer from November 2010 to March 2015 and as Executive Vice President and Chief Financial Officer of the General Partner’s predecessor from August 2007 to November 2010. He has served as Co-Chairman of the General Partner’s Capital Projects Committee since November 2016. Mr. Fowler joined the Partnership in 1999, shortly after its initial public offering and has 48 years of finance and accounting experience in various sectors of the energy industry.

Upon Mr. Teague’s retirement, the General Partner will expand its Office of the Chairman (a management oversight group that serves as a liaison between the Board and the General Partner’s senior management). Currently, the Office of the Chairman consists of Randa Duncan Williams (in her capacity as non-executive Chairman of the Board), Richard H. “Hank” Bachmann (in his capacity as non-executive Vice Chairman of the Board), and Messrs. Teague and Fowler (in their capacities as the General Partner’s Co-Chief Executive Officers). As expanded, the Office of the Chairman will consist of Ms. Duncan Williams, Mr. Bachmann, Mr. Fowler (in his capacity as the General Partner’s Chief Executive Officer), Michael C. “Tug” Hanley (in his capacity as the General Partner’s Chief Commercial Officer), and R. Daniel Boss (in his capacity as the General Partner’s Chief Financial Officer).

A copy of the press release referenced above is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: July 1, 2026	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President and
Chief Financial Officer

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